UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

Fushi International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China 116100
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (011) 86-411-8770-3333

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of 2007 Stock Incentive Plan

On October 24, 2007 the Board of Directors (the “Board of Directors”) of Fushi International, Inc. (the “Company”) approved the adoption of the Fushi International, Inc. 2007 Stock Incentive Plan (the “2007 Plan”), a copy of which is attached as Exhibit 10.1 and incorporated herein by reference. The Board of Directors adopted the 2007 Plan to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors cash and stock-based incentives and to attract, retain and reward such individuals. In addition the Board of Directors authorized the officers of the Company to prepare and file a Form S-8 registering the shares of Common Stock authorized under the 2007 Plan and a resale registration statement covering officers, directors and control persons of the Company. The majority stockholder of the Company approved the 2007 Plan and the related filings with the Commission in a written consent shortly after the meeting of the Board of Directors on October 24, 2007.

The 2007 Plan will become effective after the effective date of the Schedule 14C that will be filed with the Securities and Exchange in connection with the approval of the 2007 Plan by the majority stockholder. The 2007 Plan will be administered by a committee consisting of all of the members of the Compensation Committee of the Company. All officers and key employees, and directors of, and consultants to the Company and its subsidiaries and affiliates, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its subsidiaries and affiliates are eligible for participation in the 2007 Plan. Eight Hundred Thousand (800,000) shares of Common Stock have been authorized for the 2007 Plan, subject to an increase of up to 10% of the Company’s issued and outstanding Common Stock, and any shares that may become available for issuance under awards under the 2007 Plan as a result of expiration or forfeiture. The Company may issue stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based awards under the 2007 Plan.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1.	2007 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007

FUSHI INTERNATIONAL, INC.

	By:	/s/ Chris Wenbing Wang
Chris Wenbing Wang
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1.	2007 Stock Incentive Plan